Hull Tactical US ETF

Schedule of Investments

August 31, 2022 (Unaudited)

Description	Shares	Fair Value

EXCHANGE-TRADED FUND — 41.1%
SPDR S&P 500 ETF Trust‡	25,230	$9,970,391

Total Exchange-Traded Fund
(Cost $7,556,554)		9,970,391

Total Investments - 41.1%
(Cost $7,556,554)		$9,970,391

A list of the open futures contracts held by the Fund at August 31, 2022, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Depreciation

S&P 500 Index E-MINI	65	09/16/2022	$13,081,415	$12,858,625	$(222,790)

Percentages are based on Net Assets of $24,257,399.

‡	The Fund’s investment in the SPDR S&P 500 ETF Trust represents greater than 25% of the Fund’s total investments. The SPDR S&P 500 ETF Trust seeks to track as closely as possible, before fees and expenses, the total return of the S&P 500® Index. For further financial information, available upon request at no charge, on the SPDR S&P 500 ETF Trust, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

ETF — Exchange-Traded Fund
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipts

As of August 31, 2022, all of the Fund’s investments and other financial instruments were considered Level 1, in accordance with authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent annual and semi-annual financial statements.

HTU-QH-001-1500